UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)        March 9, 2007

TELKONET, INC.
(Exact name of registrant as specified in its charter)

Utah	000-27305	87-0627421
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code    (240) 912-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on March 9, 2007 to include the financial statements required by Item 9.01 of Form 8-K. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following pro forma financial information is being filed as part of this report:

(a)	Financial Statements of Business Acquired

The following information is attached hereto as Exhibit 99.1 is filed herein by reference:

(i)	Audited Financial Statements of Smart Systems International, Inc. as of December 31, 2006.

(b)	Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Financial Statements of Telkonet, Inc. giving effect to the acquisition of Smart Systems International, Inc.

(d)	Exhibits

99.1	Audited Financial Statements of Smart Systems International,Inc. as of December 31, 2006

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Telkonet, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date:May 23, 2007	By:	/s/ Richard J. Leimbach
Richard J. Leimbach Vice President of Finance

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